UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2025

Fold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2942 North 24th Street, Suite 115, #42035 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(866) 365-3277

Registrant’s telephone number, including area code

11201 North Tatum Blvd., Suite 300, Unit 42035

Phoenix, Arizona 85028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	FLD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FLDDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Facility Agreement

On June 16, 2025, Fold Holdings, Inc. (the “Company”) entered into an Equity Purchase Facility Agreement (the “Facility”) with an unrelated third party accredited investor (the “Investor”), pursuant to which the Investor committed to purchase, subject to certain conditions and limitations, up to $250,000,000 (the “Commitment”) in newly issued shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

Pursuant to the terms and subject to the conditions of the Facility, at any time until the Facility is terminated, the Company, in its sole discretion, has the right, but not the obligation, to issue and sell to the Investor, and the Investor must subscribe for and purchase from the Company, Shares (“Advance Shares”) by the delivery to the Investor of Advance Notices (as defined below). The Company must, in its sole discretion, select the number of Advance Shares, not to exceed the Maximum Advance Amount (as defined in the Facility), it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each written notice to the Investor setting forth the number of Shares the Company desires to issue and sell to the Investor (each, an “Advance Notice”). There is no mandatory minimum Advance (as defined in the Facility) and the Company is under no obligation to deliver any Advance Notice or to draw upon the Commitment, there are no non-usage fees for not utilizing the Commitment or any part thereof, and the Company paid no upfront commitment fee to the Investor for the right to deliver any Advance Notices.

In each Advance Notice, the Company must select either a Regular Purchase Pricing Period or an Accelerated Purchase Pricing Period (each as defined in the Facility), with the (i) price per Advance Share during a Regular Purchase Pricing Period being ninety-seven percent (97%) multiplied by (A) if no Excluded Day exists during the relevant Pricing Period, then the lowest Daily VWAP of the Common Shares during the relevant Pricing Period; (B) if an Excluded Day exists during the relevant Pricing Period, then the lower of (1) the lowest price the Common Shares traded during the relevant Pricing Period, and (2) the lowest Daily VWAP of the Common Shares during the relevant Pricing Period (the Pricing Period includes any Excluded Day during the relevant Pricing Period); and (ii) the price per Advance Share during an Accelerated Purchase Pricing Period being ninety-two percent (92%) multiplied by the Daily VWAP or Hourly VWAP, as applicable, of the Common Shares during the applicable Pricing Period (as each such term is defined in the Facility). The Company may also specify a minimum acceptable price per Advance Share in each Advance Notice that it delivers to the Investor.

The Company will control the timing and amount of any sales of Advance Shares to the Investor. Actual sales of Shares under the Facility will depend on a variety of factors to be determined by the Company from time to time, which may include, without limitation, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for its business and operational needs. The net proceeds under the Facility to the Company will depend on the frequency and prices at which the Company sells Shares to the Investor. The Company expects that any proceeds received by it from such sales to the Investor will be used for, without limitation, purchasing additional bitcoin for the Company’s corporate treasury, working capital and general corporate purposes.

The Investor will not be required to subscribe for any Shares under the Facility which, when aggregated with all other Shares then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates to exceed 9.99% of the outstanding voting power or number of the Common Stock.

The Facility contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“CCM”), acted as the placement agent in connection with the transactions contemplated by the Facility, for which the Company has agreed to issue 75,000 shares of Common Stock to CCM at the time of the placement of the Facility in connection with the placement of the Facility (such shares, the “Placement Shares”), and to pay customary placement fees and reimburse certain expenses of CCM.

The Company cannot effect any sales under the Facility and the Investor will not have any obligation to purchase Shares under the Facility to the extent that after giving effect to such purchase and sale the aggregate number of Shares issued under the Facility together with any shares of Common Stock issued in connection with any other transaction that may be considered part of the same series of transactions, where the number of shares issued would exceed the number of shares representing 19.99% of the issued and outstanding shares of Common Stock as of the date of the Facility (the “Exchange Cap”), unless the Company has obtained stockholder approval as required for issuance of Common Stock in excess of the Exchange Cap, in accordance with applicable rules of Nasdaq. Accordingly, the Company may not have access to the right to sell the full Commitment to the Investor. As of June 15, 2025, there were 46,434,655 shares of Common Stock outstanding, and therefore the Exchange Cap is 9,282,287 shares of Common Stock. In connection with the Facility, the Company expects to initially register for resale up to 9,282,287 shares of Common Stock, which represents the maximum number of shares of Common Stock that it could register without obtaining stockholder approval.

There are substantial risks to the Company’s stockholders as a result of the sale and issuance of Shares to the Investor under the Facility. These risks include the potential for substantial dilution and significant declines in the share price of the Company’s securities. See “Effect of Sales of Shares Under the Facility on Stockholders” below.

Conditions to Each Advance under the Facility

The Investor’s obligation to accept Advance Notices that are delivered by the Company in accordance with the terms of the Facility and to purchase Shares under the Facility is subject to the satisfaction, at the applicable Advance Notice Date, of certain conditions, including without limitation: (i) the accuracy in all material respects of the representations and warranties of the Company included in the Facility; (ii) the registration statement pursuant to which the Investor is permitted to utilize a prospectus for resale of the Shares issuable pursuant to such Advance Notice has been declared effective under the Securities Act of 1933, as amended (the “Securities Act”) by the SEC; (iii) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and issuance of all Shares issuable pursuant to such Advance Notice or shall have the availability of exemption therefrom, and the issuance of such Shares shall be legally permitted by all laws and regulations to which the Company is subject; (iv) no condition, occurrence, state of facts or events constituting a Material Outside Event (as defined in the Facility) shall have occurred and be continuing; (v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by the Facility; (vi) the shares are quoted on the Nasdaq (or the New York Stock Exchange, NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the NYSE Euronext) and all the Shares issuable pursuant to such Advance Notice will be approved for trading on Nasdaq or the applicable Principal Market (as defined in the Facility); and, (vii) there shall be a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Shares issuable to such Advance Notice. An Advance Notice will not be deemed delivered, without the prior written consent of the Investor, if the bid price for the shares of Common Stock is at or below $1.20 per share.

Termination of the Facility

Unless earlier terminated, as provided in the Facility, the Facility will terminate automatically on the earliest to occur of: (i) the first day of the next month following the twenty-four (24) month anniversary of the date of the Facility; and (ii) the date on which the Investor shall have purchased Shares under the Facility for an aggregate purchase price equal to the Commitment. The Company has the right to terminate the Facility at any time, upon five (5) trading days’ prior written notice to the Investor, provided that there are no outstanding Advance Notices under which the Company is to issue Shares. The Facility may also be terminated by mutual written consent of the parties thereto. Neither the Company nor the Investor may assign or transfer their respective rights and obligations under the Facility, and no provision of the Facility may be modified or waived by the Company or the Investor other than by an instrument in writing signed by both parties.

No Short-Selling by Investor

The Investor agreed that neither it nor any entity managed or controlled by the Investor will engage in any short sales during the term of the Facility and will not enter into any transaction that establishes a net short position with respect to the Shares. The Facility stipulates that the Investor may sell the Company’s Shares to be issued pursuant to an Advance Notice, following receipt of the Advance Notice, but prior to receiving such Shares and may sell other shares of Common Stock acquired pursuant to the Facility that the Investor has continuously held from a prior date.

Effect of Sales of Shares Under the Facility on Stockholders

All Shares that may be issued or sold by the Company to the Investor under the Facility, when registered under the Securities Act for resale by the Investor pursuant to an effective registration statement, are expected to be freely tradeable. Such Shares may be issued and sold by the Company to the Investor from time to time at its discretion over the term of the Facility. The resale by the Investor of a significant amount of Shares registered for resale at any given time, or the perception that such sales may occur, could cause the market price of the Common Stock to decline and to be highly volatile. The sale of Shares, if any, to the Investor under the Facility will depend upon market conditions and other factors to be determined by the Company. The Company may decide to sell all, some or none of the Shares that may be available to be sold to the Investor pursuant to the Facility.

If and when the Company elects to sell Shares to the Investor pursuant to the Facility, the Investor may resell all, some or none of such Shares in its discretion and at prices subject to the terms of the Facility. Accordingly, investors who purchase shares from the Investor at different times will likely pay different prices for such Shares, and may experience different levels of dilution and in some cases substantial dilution and different outcomes in their investment results. Investors may experience a decline in the value of the Shares they purchase from the Investor as a result of future sales by the Company to the Investor at prices lower than the prices such investors paid for such Shares. Additionally, if the Company sells a substantial number of Shares to the Investor under the Facility, or if investors expect that the Company will do so, the actual sales of Shares or the mere existence of the Facility with the Investor may make it difficult for the Company to sell equity or equity-related securities in the future at a desirable time and price.

Because the purchase price per Share to be paid by Investor for the Shares that the Company may elect to sell to the Investor under the Facility, if any, will fluctuate based on the market prices of the Company’s Common Stock during the applicable Pricing Period (as defined in the Facility), and because the timing, frequency, and volume of Shares sold will depend upon market conditions and the Company’s discretion, as of the date of this Current Report on Form 8-K, the Company cannot reliably predict the timing or frequency of such sales, the number of Shares that the Company will sell to the Investor under the Facility, the actual purchase price per share to be paid by the Investor for those Shares, or the actual gross proceeds to be raised by the Company from such sales, if any.

The issuance, if any, of Shares to the Investor pursuant to the Facility will not affect the rights or privileges of the Company’s existing stockholders, except that the economic and voting interests of each of the Company’s stockholders would be diluted. Although the number of shares of Common Stock that existing stockholders own would not decrease as a result of sales, if any, under the Facility, the shares owned by such existing stockholders would represent a smaller percentage of the Company’s total outstanding Common Stock after any such issuance.

Registration Rights Agreement

In connection with entering into the Facility, the Company also entered into a Registration Rights Agreement (the “RRA”) with the Investor, pursuant to the terms of which the Company agreed to file a registration statement with the Securities and Exchange Commission to register the resale of the Shares that are to be issued to the Investor under the Facility within sixty (60) calendar days of the date of the RRA. The Company agreed to use its reasonable best efforts to cause the registration statement to be declared effective as soon as practicable, but in no event later than ninety (90) calendar days of the date of the RRA (subject to certain extensions), and to keep the registration statement continuously effective from the date on which the SEC declares it effective until (i) the date on which the Investor shall have resold all the Registrable Securities (as such term is defined in the RRA) covered thereby, (ii) the date of termination of the Facility if, as of such termination date, the Investor holds no Registrable Securities, and (iii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 as promulgated by the SEC under the Securities Act.

If the registration statement covering the resale of such Shares is not filed or declared effective by certain days set forth in the RRA (among other things, the “Event Date”), on each such Event Date and on each monthly anniversary of such Event Date thereafter (if not cured by such date) or any pro rata portion thereof, until the applicable Event Date is cured or sixty (60) calendar days after the applicable Event Date, whichever comes first, the Company shall pay to the Investor an amount in cash, as partial liquidated damages, equal to the product of 1% multiplied by the total purchase price of each outstanding Advance Notice; provided, that the maximum aggregate amount payable thereunder shall not exceed 2% of such amount.

The Company has granted the Investor customary indemnification rights in connection with the RRA, and the Investor has also granted the Company customary indemnification rights in connection with the RRA.

The foregoing descriptions of the Facility and RRA are not complete and are qualified in their entirety by reference to the full text of the Facility and RRA, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Waiver, Amendment and Joinder Agreement

The Company entered into a Waiver, Amendment and Joinder Agreement with its subsidiary, Fold, Inc., a Delaware corporation (“Subsidiary”), and certain holder (the “Holder”) named therein (the “Waiver and Amendment Agreement”) in connection with (A) that certain Securities Purchase Agreement, dated as of December 24, 2024, by and between the Subsidiary and the Holder (“Securities Purchase Agreement”), pursuant to which, among other things, the Subsidiary issued (i) that certain Senior Secured Convertible Note to the Holder on December 24, 2024, which was exchanged into that certain Senior Secured Convertible Note on February 14, 2025, concurrently with the consummation of the Company’s business combination (the “Note”) and (ii) (a) that certain Series A Warrant, (b) that certain Series B Warrant and (c) that certain Series C Warrant, each of which were initially issued to the Holder on December 24, 2024, and subsequently exchanged into warrants to purchase Common Stock of the Company on February 14, 2025 (the “Warrants”), concurrently with the consummation of the Company’s business combination, and (B) that certain Pledge and Security Agreement, dated as of December 24, 2024, by and among the Holder, as collateral agent, and the Subsidiary, as debtors (the “Security Agreement”).

The terms of the Waiver and Amendment Agreement provide for, among other things: (i) the Shares of Common Stock issuable under the Facility to the Investor to be deemed to be “Excluded Securities” under each of the Securities Purchase Agreement and the terms of the Warrants and terms of the Note; (ii) the Facility to be permitted under the terms of the Securities Purchase Agreement; (iii) the extension of the Interest Date under the Note from the first Trading Day of each Fiscal Quarter to the fifth Business Day after the first Trading Day of each Fiscal Quarter (as each such capitalized term is defined in the Note); (iv) the extension of the Expiration Date of the Series C Warrant from February 14, 2026 to August 14, 2026; (v) a reduction of the Conversion Price of the Note (as defined therein) to $9.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events after the date of the Waiver and Amendment Agreement); (vi) a reduction of the Exercise Price of the Series C Warrant (as defined therein) to $9.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events after the date of the Waiver and Amendment Agreement). Additionally, in accordance with the terms of the Waiver and Amendment Agreement, at any time that the Company is required to deliver shares of Common Stock to the Holder pursuant to a Conversion Notice (as each such term is defined in the Note), and the Company has not then effected such delivery, then until such time as the Company shall have delivered such shares of Common Stock to the Holder, it shall not consummate any draw-down pursuant to any “equity line of credit” transaction such as under the Advance Notice to the Facility.

In connection with the transactions contemplated by the Waiver and Amendment Agreement, among other things, prior to the Effective Time (as defined therein), the Company and its Subsidiary are obligated to deliver the final, executed Note and Warrants to complete the exchange of such securities together with a joinder and amendment to the Security Agreement and a guaranty (“Guaranty”).

Additionally, the terms of the Waiver and Amendment Agreement provide that as of the Effective Time, the Company is deemed to be a party to the Security Agreement and a “Debtor” for all purposes under the Security Agreement, and shall have all of the obligations of a “Debtor” as if it had executed the Security Agreement. The

Company assumed all obligations of a “Debtor” under the Security Agreement and agreed to be bound by, as of the date of the Waiver and Amendment Agreement, every term, representation, warranty, covenant, condition and agreement set forth in the Security Agreement applicable to a “Debtor” thereunder. The Company assigned and granted to the Holder, as collateral agent for itself and on behalf of the Buyers (as defined in the Security Purchase Agreement), a security interest in all assets of the Company, owned as of the date of the Waiver and Amendment Agreement and thereafter acquired, including but not limited to the property of the Company described in clauses (a) through (o) of Section 1 of the Security Agreement.

The foregoing description of the Waiver and Amendment Agreement, Form of Note, Forms of Warrants, the amended Security Agreement, and Form of Guaranty do not purport to be complete and is qualified in their entirety by reference to the full text of the Waiver and Amendment Agreement, Form of Warrant, the amended Security Agreement, and Form of Guaranty, a copy of each of which is filed as Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information regarding transactions consummated in connection with that certain Waiver and Amendment Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities that may be issued under the Facility are being offered and sold by the Company in a transaction that is exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act. In the Facility, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to the Investor under the Facility have not been registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws. The Placement Shares have not been registered under the Securities Act or any apply state securities or “Blue Sky” laws, and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws. In connection with the Placement Shares, the Company relied on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 Regulation FD Disclosure.

On June 17, 2025, the Company issued a press release announcing that the Company entered into the Facility. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†^	Equity Purchase Facility Agreement, dated as of June 16, 2025, by and among Fold Holdings, Inc., a Delaware corporation, and the investor a party thereto.
10.2†^	Registration Rights Agreement, dated as of June 16, 2025, by and among Fold Holdings, Inc., a Delaware corporation, and the investor a party thereto.
10.3^	Waiver, Amendment and Joinder Agreement, dated as of June 16, 2025, by and among Fold Holdings, Inc., a Delaware corporation, Fold, Inc., a Delaware corporation, and certain holder party thereto.
10.4^	Form of Note, dated June 16, 2025.
10.5	Form of Warrant, dated June 16, 2025.
10.6^	Form of Amendment to Pledge and Security Agreement, by and among the Holder, as collateral agent, the Company and other signatories thereto, as debtors.
10.7^	Form of Guaranty, dated June 16, 2025.
99.1	Press Release, dated June 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

^

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLD HOLDINGS, INC.

	By:	Will Reeves
		Name:	Will Reeves
		Title:	Chief Executive Officer

Dated: June 17, 2025